BENHAM PRIME
                               MONEY MARKET FUND


                                  ------------


                               Semiannual Report

                                August 31, 1995



                          [picture of desk with books,
                     lamp, glasses, and writing materials]






                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                         Contents

U.S. Economic Review                                      1

Performance Information                                   2

Portfolio Statistics & Composition                        3

Market Discussion                                         5

Management Discussion
Fund Performance and Strategy                             6
Credit Quality and Diversification                        8

Investment Fundamentals
Definitions                                              10
Money Market Instruments                                 11
Managing Portfolio Risk                                  13
Money Fund Summary                                       14

Financial Information
Financial Highlights                                     17
Financial Statements                                     18
Schedule of Investment Securities                        24

                        U.S. Economic Review
                                                        (head shot of
                          James M. Benham              James M. Benham)
                       Chairman of the Board

Lower-than-expected inflation during the 12 months ended September 30, 1995, helped generate optimism in the U.S. financial markets. U.S. inflation, as measured by the consumer price index, increased at an annual rate of just 2.5% during the 12-month period. Corporate mergers, downsizing and global job competition kept labor costs low, and technological advances made U.S. workers more efficient, boosting U.S. productivity to a 10-year high.

[graph data described below]
Slow economic growth also contributed significantly to the low inflation rate. The Federal Reserve (the Fed) surprised almost everyone by achieving its goal of slow economic growth and low inflation, the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the accompanying graph) to slow the economy and prevent inflation. The higher interest rates caused slowdowns in auto, home and retail sales in the first quarter of 1995. Growth was even slower in the second quarter. U.S. employment suffered the biggest monthly jobs decline in four years, and industrial production declined for three consecutive months. As a result, real annual growth was just 1.3% in the second quarter.

Evidence of economic weakness was so pronounced by the summer of 1995 that the Fed reduced interest rates in early July. The Fed lowered its target for the federal funds rate from 6.00% to 5.75%, the Fed's first rate cut since September 1992. Despite this action, economic signals remained mixed through the third quarter. Signs of strength appeared in the housing and manufacturing sectors, but consumer confidence ebbed and retail sales lagged. As a result, the Fed's interest rate policy committee left interest rates unchanged at its August and September meetings.

Despite the Fed's inaction in September, many analysts still expect interest rates to decline by the end of the year. Some believe that the Fed could cut rates at its next policy committee meeting on November 15, but it looks more likely that the Fed will wait to see if Congress and President Clinton agree on a meaningful budget deficit reduction plan.

[graph data mentioned above]
       Short-Term U.S. Interest Rates
                  9/91-9/95
         Discount Rate     Fed Funds Rate
Sep-91         5                5.45
Oct-91         5                5.21
Nov-91         4.5              4.81
Dec-91         3.5              4.43
Jan-92         3.5              4.03
Feb-92         3.5              4.06
Mar-92         3.5              3.98
Apr-92         3.5              3.73
May-92         3.5              3.82
Jun-92         3.5              3.76
Jul-92         3                3.25
Aug-92         3                3.3
Sep-92         3                3.22
Oct-92         3                3.1
Nov-92         3                3.09
Dec-92         3                2.92
Jan-93         3                3.02
Feb-93         3                3.03
Mar-93         3                3.07
Apr-93         3                2.96
May-93         3                3
Jun-93         3                3.04
Jul-93         3                3.06
Aug-93         3                3.03
Sep-93         3                3.09
Oct-93         3                2.99
Nov-93         3                3.02
Dec-93         3                2.96
Jan-94         3                3.05
Feb-94         3                3.25
Mar-94         3                3.34
Apr-94         3                3.56
May-94         3.5              4.01
Jun-94         3.5              4.25
Jul-94         3.5              4.26
Aug-94         4                4.47
Sep-94         4                4.73
Oct-94         4                4.76
Nov-94         4.75             5.29
Dec-94         4.75             5.45
Jan-95         4.75             5.53
Feb-95         5.25             5.92
Mar-95         5.25             5.98
Apr-95         5.25             6.05
May-95         5.25             6.01
Jun-95         5.25             5.98
Jul-95         5.25             5.77
Aug-95         5.25             5.75
Sep-95         5.25             5.8

                             Performance Information

                         Yield and Total Return Summary
                        For Periods Ended August 31, 1995

                                                    Average Annual Total Returns
     Net Asset        7-Day        7-Day            ----------------------------
       Value         Current     Effective                            Life of
 (3/1/95-8/31/95)     Yield        Yield              1 Year  5 Years   Fund

       $1.00          5.40%        5.55%               5.71%     N/A    4.94%

The Fund commenced operations on November 17, 1993.

Please Note: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                             Performance Definitions

The 7-day current yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly, although this figure is slightly higher than the Fund's 7-day current yield because of the effects of compounding. The 7-day effective yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

Total return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. An average annual total return illustrates the annually compounded return that would have produced the Fund's cumulative total return if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 17.

                          Lipper Performance Comparison

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Category average total returns are based on cumulative and average annual total returns for the periods ended 8/31/95 for the funds in Lipper's "Money Market Funds" category.

                                 6 Months     1 Year            Life of Fund+

The Fund's Total Return:         2.88%        5.71%             4.98%
Category Average Total Return:   2.69%        5.13%             4.28%
The Fund's Ranking               N/A          8 out of 256      2 out of 238

+ From November 30, 1993, to August 31, 1995.

Total returns are based on historical performance and do not guarantee future results.

                       Portfolio Statistics & Composition*

                            Key Portfolio Statistics
                            8/31/95                 2/28/95

Market Value:               $1,325,455,083          $1,498,055,552
Number of Issues:           88                      105
Average Maturity:           65 days                 51 days
Average Coupon:             5.46%                   6.15%

For definitions of these terms, see page 10.


                        Portfolio Composition by Country
                                  (pie charts)

                      8/31/95                    2/28/95
                      [graph data]               [graph data]
                      Other: 11.0%               Other: 17.6%
                      Other European: 16.3%      Other European: 15.6%
                      Sweden: 6.4%               Netherlands: 7.2%
                      Canada: 8.2%               Germany: 8.3%
                      Japan: 11.7%               Japan: 15.8%
                      U.S.: 46.4%                U.S.: 35.5%

"Other European" includes Germany and the Netherlands in the 8/31/95 graph, and France, the United Kingdom, Italy and Switzerland in both graphs. "Other" includes Australia, Mexico and the Cayman Islands. See page 8 for a discussion of the Fund's country limits and foreign vs. domestic limits.


                        Portfolio Composition by Industry
                                  (pie charts)

8/31/95
[graph data]
Other: 18%
Misc. Financial Services: 9%
U.S. Treasury & Govt. Agency Securities: 12%
Corporate Leasing & Financing: 15%
Banks: 46%

2/28/95
[graph data]
Other: 24%
U.S. Govt. Agency Securities: 10%
Misc. Financial Services: 13%
Corporate Leasing & Financing: 15%
Banks: 38%

See page 8 for a discussion of the Fund's issuer limits, industry limits, and financial institution vs. industrial exposure.

* The composition of the Fund's portfolio is subject to change.

                             Portfolio Composition*

                             Composition By Maturity
                                  (pie charts)

                    8/31/95                   2/28/95
                    [graph data]              [graph data]
                    121-397 Days: 14.0%       121-397 Days: 13.5%
                    91-120 Days: 7.0%         91-120 Days: 11.5%
                    61-90 Days: 13.0%         61-90 Days: 13.0%
                    31-60 Days: 22.0%         31-60 Days: 32.0%
                    1-30 Days: 44.0%          1-30 Days: 30.0%

The Fund buys only U.S. dollar-denominated obligations with remaining maturities of 13 months (397 days) or less. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less, with 50-60 days considered a "neutral" position.

                         Composition By Investment Type
                                  (pie charts)

8/31/95
[graph data]
Other: 9.0%
Eurodollar CDs: 5.0%
Floating-Rate Notes: 5.0%
U.S. Govt. Agency Notes: 7.0%
Yankee Certificates of Deposit: 16.0%
Commercial Paper: 58.0%

2/28/95
[graph data]
Other: 9.0%
Bankers' Acceptances: 5.0%
Floating-Rate Notes: 5.2%
U.S. Govt. Agency Discount Notes: 6.3%
Yankee Certificates of Deposit: 16.2%
Commercial Paper: 58.3%

These investment types are defined on page 10.

                     Composition By S&P Credit Rating
                               (pie charts)

         8/31/95                            2/28/95
         [graph data]                       [graph data]
         U.S. Govt. Agency Securities: 11%  U.S. Govt. Agency Securities: 10%
         A-2: 5%                            A-2: 3%
         A-1: 20%                           A-1: 18%
         A-1+: 64%                          A-1+: 69%

The Fund restricts its investments to obligations considered "first-tier" by the SEC or "high-quality" according to guidelines established by the Fund's Board of Trustees. First-tier obligations have received the highest rating from at least two credit rating agencies such as Moody's and Standard & Poor's (S&P). For example, A-1 (which includes A-1+) is S&P's highest commercial paper credit rating. The A-2 rated securities shown above are considered first-tier because they received top ratings from two rating services other than S&P. The U.S. government agency securities are nonrated obligations of government-sponsored enterprises that have been determined to be of comparable quality to A-1 rated obligations.

* The composition of the Fund's portfolio is subject to change.

                                Market Discussion
                              Questions and Answers
                      with Amy O`Donnell, Portfolio Manager

Q:   How have U.S. money market yields behaved so far in 1995?

A: Treasury bill yields, which are generally tracked by other U.S. money market instruments, have held fairly steady during 1995, remaining mostly in the 5.50% to 6.00% range. This steadiness reflects low inflation and slow U.S. economic growth (see page 1), plus the fact that the Fed made only two offsetting interest rate adjustments in the first nine months of 1995. Treasury bill yields hovered around 5.70-5.80% at the beginning of 1995, then rose to 6.00% after the Fed raised short-term interest rates by 50 basis points* in February. In June, yields fell back toward 5.50% as the economy ground to a halt and the market anticipated an interest rate cut by the Fed. After the Fed cut rates by 25 basis points in July, yields stayed in the neighborhood of 5.60% until September. That's when weakness in the manufacturing sector and expectations of another Fed interest rate cut by year end caused yields to dip below 5.50%.

Q:   Have there been any other factors that affected U.S. money market yields?

A: Issuance of commercial paper declined as the economy weakened, and this depressed supply and yields. Economic uncertainty also caused the money market yield curve* to flatten, providing little incentive to buy securities with longer maturities. However, the money market yield curve developed a negative slope in June (one-month securities had higher yields than one-year securities). That happened because there was so much issuance in the one- to two-month area in anticipation of a Fed interest rate cut. Issuers did not want to pay high interest rates on longer-term securities after a rate cut, so they issued short-term securities instead. After July, the yield curve shifted to a positive slope as demand picked up for short-term securities, then flattened again as uncertainty prevailed.

Q:   What is the outlook for Fed policy and short-term interest rates?

A: As of this writing in early October, lower rates seem more likely than higher rates. The money market was anticipating another 25 basis point interest rate cut by the Fed when yields dipped below 5.50% in the third quarter. However, we believe the economic signals have been too mixed to warrant an immediate rate cut. We believe it could take a series of weak economic signals or a meaningful deficit reduction bill from Congress to convince the Fed to further reduce interest rates. Until then, short-term interest rates and money market yields are likely to stay near the lower end of their 1995 range as long as inflation remains subdued and economic growth is slow to moderate.

* Defined on page 10.

                              Management Discussion

                          Fund Performance and Strategy
                      with Amy O`Donnell, Portfolio Manager

We recommend reviewing the Investment Fundamentals, U.S. Economic Review, Performance Information and Market Discussion sections prior to reading this discussion. Words and investment terms marked with an asterisk (*) are defined on page 10.

Q:   How did the Fund perform?

A: In absolute terms, the Fund continued to meet its investment objective of seeking the highest level of current income consistent with preservation of capital (see the top of page 2 for the Fund's net asset value, yields and average annual total returns as of August 31, 1995). In relative terms, the Fund continued to outperform its peer group, which consists of more than 200 funds in Lipper's "Money Market Funds" category. The Fund has consistently and significantly outperformed the category average total return (see the Lipper Performance Comparison on page 2).

Q:   Why has the Fund's yield dropped significantly since February?

A: The main reason for the decline is the performance of the U.S. money market (see page 5). Treasury bill yields, which other U.S. money market instruments generally track, peaked at around 6.00% in February, after the Fed raised the federal funds rate target to 6.00%. Later, short-term interest rates and money market yields fell as economic reports indicated unexpected economic weakness in the second quarter.

     Two smaller contributing factors to the Fund's yield decline were higher fees and higher credit quality. Before 1995, Benham Management Corporation waived all management fees for the Fund and absorbed all of the Fund's operating expenses. On January 1, 1995, the Fund began paying for management fees and operating expenses at an annual rate of 0.10% of average daily net assets. The Fund's expense payments increased in 0.10% monthly increments until May, when they reached the Fund's 0.50% annual expense cap. We also increased the Fund's credit quality and diversification (see the discussion on pages 8 and 9). Higher credit quality can result in lower yields because reduced risk typically translates into reduced returns.

                              Management Discussion

                          Fund Performance and Strategy
                       (continued from the previous page)


Q: Do the new credit limits (see page 8) explain why the Fund increased its U.S. exposure and reduced its Japanese exposure between February and August? (See the Portfolio Composition by Country graphs on page 3.)

A: That's part of the reason. We were also continuing a strategy to reduce the Fund's Japanese exposure that began a year ago. In August 1994, the Fund's Japanese position exceeded 50% of the portfolio. We became uncomfortable when we saw conditions developing in the Japanese banking industry that increased the credit risk among Japanese banks that issue commercial paper, especially the smaller issuers.

     By the time the Japanese banking crisis became front page headlines in June 1995, we had cut the Fund's exposure to less than 15%. Even after that significant reduction, we still were not finished. As of this writing in early October, we have reduced the Fund's Japanese exposure to just 5% of the portfolio. The Japanese bank securities still held by the Fund were issued by Japan's seven largest and most creditworthy banks.

Q: In the Fund's February 28, 1995, annual report, you discussed two taxable municipal notes owned by the Fund that were issued by municipalities that participated in Orange County's investment pool. You said that the $5 million note issued by the City of Anaheim was fully repaid on April 4. What happened with the remaining $5 million City of Irvine note that was due on July 26?

A: The Irvine note was repaid in full with accrued interest on May 24, prior to maturity. Since the note repayment date, the Fund has not owned any debt issued by municipalities that participated in Orange County's investment pool.

Q: Does the Fund own municipal securities issued by any other California municipality?

A: No. Since May 24, the Fund has not owned debt issued by any California municipality. That's not to say that the Fund will not own taxable
     California municipal notes in the future, but those investments would receive careful scrutiny. Furthermore, we would keep the size of the investment within preset limits (see the Credit Quality and Diversification discussion on pages 8 and 9).

                              Management Discussion

                       Credit Quality and Diversification
             with Vicki Zesses, Manager of Corporate Credit Research

Vicki Zesses is responsible for managing credit research and credit risk reduction for all Twentieth Century and Benham corporate money market and bond funds. She has 11 years of experience in managing corporate credit research and risk.

Q: The Fund's February 28, 1995, annual report referred to plans to expand the credit analysis team and increase its resources. What changes have been made? What changes are in progress?

A: The most significant changes that have been made so far have been in our systems and procedures. We are in the process of implementing a credit management system based on a series of limits. These limits help the fund managers maintain sufficient diversification and credit quality in the funds to minimize credit risk (see page 13 for a further discussion of credit quality and credit risk).

Q:   Can you describe these limits?

A: Basically, the limits are a way to cap the exposure to each issuer, country and industry. For example, issuer limits are based on each issuer's credit quality, size and market share--how much paper it issues. We are willing to hold more securities issued by a large AAA-rated company than from a smaller A-rated company, but we still have limits on how much of the AAA-rated company's paper we can hold. This protects the funds from unexpected developments that might affect an issuer's ability to repay its debt or make interest payments.

     For the same reasons, we do not want the funds overexposed to any single country or industry. Country limits are determined by each country's financial strength, economic condition and political environment. Industry limits take into account each industry's sensitivity to the ups and downs of the business cycle, as well as the economic and regulatory environment.

                              Management Discussion

                       Credit Quality and Diversification
                       (continued from the previous page)

Q:   What other changes have occurred?

A: The merger between Benham and Twentieth Century has benefited the Prime Fund because fund management can now share Twentieth Century's resources and experience. Twentieth Century has managed its Cash Reserve fund (with $1.45 billion in assets as of 9/30/95) since March 1985, so it brings over 10 years of experience in managing corporate money market funds. Cash Reserve's management team moved recently from Kansas City to Mountain View and now shares offices with the Prime Fund's management. As a result, we have been able to work alongside Cash Reserve's managers and use their analytical resources.

     We have also received financial backing from Twentieth Century to add staff and resources. In the next year, we plan to continue to expand our staff of credit analysts. In addition, we plan to increase and build our analytical tools, including databases of company financial information.

Q:   What motivated these changes?

A: Our objective is to become less reliant upon the research of outside rating agencies such as Standard & Poor's and Moody's. We want to increase our capability to scrutinize investments and potential investments for the Twentieth Century and Benham corporate bond and money market funds.

     The Orange County bankruptcy at the end of 1994 reinforced the importance of corporate credit research and demonstrated the shortcomings of the outside agencies. The sheer number of financial entities these agencies have to review each year can cause lags in their review process and lead to dated and unreliable information. Their divided focus can also call their data into question--the outside agencies have two sets of clients, while we have only one. The primary clients of the agencies are security issuers, who need the ratings so they can sell their securities. The secondary clients of the agencies are investors, who need to know the credit quality of what they are buying. By contrast, we serve only the funds and their shareholders.

                             Investment Fundamentals
                                   Definitions

Common Money Market Instruments
Bankers' Acceptances (BAs)--securities issued by banks to finance commercial trade. BAs bear an importer's name and allow the importer to back its pledge to pay for imported goods with a bank's pledge to cover the transaction if the importer cannot do so.

Certificates  of  Deposit(CDs)/Eurodollar CDs/Yankee CDs--see page 12.

Commercial  Paper--see page 11.

Floating-Rate  Notes--see page 12.

Government Agency Notes--see page 11.

Government Agency Discount  Notes--see page 11.


Portfolio Statistics
Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Maturity--a  weighted average of all bond maturities.  See page 13.

Average Coupon--a weighted average of all coupons held. See the coupon definition below.


Investment Terms
Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to avoid confusion about interest rate changes. For example, if an economist says that interest rates rose 1%, does that mean 1% of the previous rate, or one percentage point? Saying that interest rates increased 100 basis points is a more precise way of describing the change.

Coupon--the   stated  interest  rate  on  a  security.

Credit Ratings/Credit Quality/Credit Risk--see page 13.

Diversification--a  strategy designed to reduce investment risk by owning assets
that  behave  differently  when  market  conditions   change.

Federal Reserve (Fed)--the U.S. central bank. It controls U.S. interest rate policy.

Money Market--see page 11.
Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

                             Investment Fundamentals

                            Money Market Instruments

Q:   What is the "money market?"

A: The money market is a highly liquid, multi-trillion dollar worldwide financial market that matches supply from corporations, banks and governments that have short-term cash or borrowing needs with demand from investors who want to buy short-term, low-risk, interest-bearing instruments. On the supply side, corporate, financial and fiscal entities sometimes have more current obligations to meet than cash on hand, and they need to raise money. They are therefore willing to sell short-term IOUs to investors in exchange for cash. For example, corporations issue short-term securities called commercial paper to raise cash to cover current expenses that are incurred before anticipated revenues. On the demand side, investors want a place to "park" their money in the short term where it can earn interest, retain value and be readily available for other opportunities or expense payments. Finance officers at corporations, banks, government offices and securities firms saw how they could satisfy both sides by issuing certain types of debt securities. Most money market securities are issued at a discount and pay full value at maturity (13 months or less). The difference between the purchase value and the maturity value is the imputed interest.

Q:   What is commercial paper (CP)?

A: CP is short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues. The maximum maturity for CP is 270 days, although most CP is issued in a one- to 50-day maturity range. CP rates generally track those of other widely traded money market instruments such as Treasury bills and certificates of deposit, but they are also influenced by the maturity date and the size and credit rating of the issuer.

Q:   What are U.S. government agency notes?

A: Government agency notes are intermediate-term obligations issued by U.S. government agencies such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association. They are available in maturities ranging from three months to 30 years. The Fund typically buys these notes with remaining terms of 120 days or less.

Q:   What are U.S. government agency discount notes?

A: U.S. government agency discount notes are short-term debt securities (ranging in maturity from one day to 12 months) issued by U.S. government agencies. These notes are sold at a discount and achieve face value at maturity.

                             Investment Fundamentals

                            Money Market Instruments
                       (Continued from the previous page)

Q: What are certificates of deposit (CDs)? What are Yankee CDs? What are Eurodollar CDs?

A: CDs represent a bank's obligation to repay money deposited with it for a specified period of time. Different types of CDs have different issuers. For example, Yankee CDs are issued by U.S. branches of foreign banks, and Eurodollar CDs are issued in London by U.S., Canadian, European and Japanese banks.

Q:   What are floating-rate notes (FRNs)? Are they derivatives?

A: FRNs are debt securities whose interest rates change when a designated base rate changes. The base rate is often a bank's prime rate, the federal funds rate, the 90-day U.S. Treasury bill rate or the London Interbank Offered Rate (LIBOR) on Eurodollar deposits traded between banks. FRNs derive their interest rates from their designated base rates, so they can be considered derivatives. However, FRNs are not "risky derivatives." Their behavior is similar to that of their designated base rates. The SEC has recognized this similarity and does not consider FRNs to be inappropriate money market fund securities.

     FRNs are useful because they can save money for both issuers and investors. Issuers can save money because issuing one set of FRNs allows them to borrow short-term money without refiling each month with the SEC or incurring monthly brokerage costs. Issuers share the savings with investors in the form of lower prices, which they use to attract investors away from traditional securities.

Q:   What is Benham's general policy toward derivatives?

A: We use derivatives carefully and sparingly in just a handful of funds. The derivatives are just a small percentage of the funds' total holdings. These funds own derivatives primarily as substitutes for other securities or for risk reduction.

     Because of the existence of favorable, nonspeculative uses for derivatives, investors who are concerned about derivatives may want to focus more on use than ownership. Instead of "Do you own derivatives?," better questions might include:

     o "What types of derivatives are you using?"

     o "For what purpose are you using derivatives?"

     o "What percentage of your investment portfolio consists of derivatives?"

                             Investment Fundamentals

                             Managing Portfolio Risk


Q:   What is average maturity? Why is it important?

A: Average maturity measures the interest rate sensitivity and interest rate exposure of a portfolio. It shows the average amount of time that will pass until a portfolio receives its principal payments from matured securities. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a 90-day average maturity will take much longer to reinvest its maturing securities than a portfolio with a 30-day average maturity. Portfolios with longer average maturities generally pay higher yields to compensate for the greater interest rate exposure. To help ensure the share price stability of money funds, the SEC mandates that a money fund's average maturity cannot exceed 90 days.

a Average maturity is also an important strategic tool. Reducing a fund's average maturity as interest rates rise allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities. Conversely, lengthening a fund's average maturity as interest rates fall allows the portfolio manager to "lock in" higher yields.

Q:   Why are credit quality and credit ratings so important?

A: Because of credit risk--the risk of an issuer of a money market security defaulting on its debt. Each Benham money fund must meet stringent credit standards that help assure the preservation of invested capital. The credit ratings reflect the financial strength of the issuers and assess their ability to repay debt.

     Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence the prices and yields of money market securities--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality, as the Orange County bankruptcy made painfully clear. In that case, highly rated securities issued by a wealthy county still suffered defaults. Furthermore, in addition to the credit risk, there is still market risk. High credit ratings do not guarantee good investment performance. They do not reflect the price stability of a security when economic or market conditions change.

                             Investment Fundamentals

                               Money Fund Summary

Q: What is the advantage of investing in a money market fund instead of investing directly in money market instruments?

A: Aside from convenience, there are actually several advantages. One is professional management--money fund shareholders don't have to make any investment decisions after selecting their money fund or funds. Another is diversification (a strategy with the objective of reducing risk by owning multiple securities), particularly for smaller investors who cannot afford to create a diversified portfolio with the money they have available.

     Relying on professional management and diversifying your investment portfolio with a money fund can reduce two kinds of risk. The first is market risk--the risk of an individual security declining in value because of changing economic or market conditions (such as rising interest rates or lower demand from investors). The second is credit risk, as defined on page
     13. Investors are less likely to be affected by these risks if their portfolios have multiple security types and multiple issues that have been selected and evaluated by investment professionals.

Q: What are other advantages of investing in a money market fund over investing directly in money market instruments? What are the drawbacks?

A: Another advantage is greater investment flexibility. Unlike investors who own CDs and other time deposits, money fund investors can move their money around with relative ease. Money fund investors can also invest smaller amounts than the minimums for some types of money market instruments (for example, the minimum Treasury bill purchase is $5,000), and they can make odd-size investments (for example, $3,335.43 instead of a round number, such as $5,000). Money fund investors also have the flexibility to invest in securities (through their funds) that are not available to individual investors.

     The drawbacks relate to insurance and guarantees. Money fund shareholders should remember that unlike FDIC-insured CDs, the U.S. government neither insures nor guarantees investments in money funds, and no matter how conservative they are, money fund managers cannot assure that the funds will be able to maintain their $1 share price.

Q:   What are the basic differences between Benham's money market funds?

A: There are four basic differences--their investment portfolios, risk levels, taxability of income, and derivative policies (see next page).

                            Investment Fundamentals

                               Money Fund Summary
                       (Continued from the previous page)


Q: What are the differences in the investment portfolios of Benham money funds?

A: Capital Preservation Fund (CPF)+ invests exclusively in short-term U.S. Treasury securities. Capital Preservation Fund II (CPF II)+ invests primarily in repurchase agreements (repos) backed by securities that are guaranteed by the U.S. government. Benham Government Agency Fund (BGAF)+ invests exclusively in short-term securities issued by the U.S. government and its agencies. The Prime Fund invests primarily in commercial paper and other short-term obligations of banks, governments and corporations. Benham's municipal and tax-free money market funds invest primarily in short-term tax-exempt debt securities backed by state and local municipalities.

Q:   What are the differences in risk?

A: The funds' levels of risk range from the ultra-conservative CPF to the somewhat more aggressive Prime Fund. CPF, with its portfolio of U.S. Treasury securities, has the least credit risk, while the Prime Fund tends to have more credit risk because it holds securities issued by corporations rather than by the U.S. government or U.S. government agencies. The Prime Fund also faces more market risk because it can extend its average maturity to 90 days, while CPF, BGAF and Benham's tax-free and municipal money funds typically do not extend their average maturities beyond 60 days. CPF II can only extend its average maturity to seven days. See page 13 for a discussion of average maturity.

Q:   What are the differences in taxability of income?

A: At one end of the tax spectrum, the Prime Fund and CPF II pay fully taxable income. At the other end, the California and Florida tax-free and municipal money funds+ pay income that is completely state and federal tax free for shareholders who reside in those states*. The National Tax-Free Money Market Fund+ pays income that is federal tax free, while CPF and BGAF pay income that is state tax free in most states.

     + To learn more about these Benham funds, call 1-800-331-8331 for a free prospectus with more complete information on risks, management fees and expenses. Read the prospectus carefully before you invest or send money. Investments in the funds are neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that they will be able to do so.

     * For some investors, a portion of income from the California and Florida municipal money market funds may be subject to the federal alternative minimum tax (AMT).

                            Investment Fundamentals

                               Money Fund Summary
                       (Continued from the previous page)

     Q: What are the derivative policies and holdings of Benham's money market funds?

     A: CPF and CPF II do not own any derivatives. The other Benham money funds can only own derivatives that are designated money market fund-eligible by the SEC; they cannot own "risky derivatives" that artificially inflate the funds' yields or behave like bonds. These "risky derivatives" (structured notes, such as inverse floaters, leveraged floaters and capped floaters) were largely responsible for the much-publicized investment losses in short-term fixed-income funds in 1994.

          BGAF and the Prime Fund can own FRNs (defined on page 12). Benham's municipal and tax-free money market funds did not own any derivatives as of August 31, 1995. They are permitted by their prospectuses to own tender option bonds--nonleveraged, money market fund-eligible derivatives that the funds buy when other short-term municipal securities are in short supply--but these substitute securities haven't been needed recently.

     Q: The Prime Fund historically has tended to have the highest yield, the most credit risk and the longest average maturity of any Benham money market fund, plus it owns derivatives. Is the Prime Fund overly risky?

     A: No, we do not believe so. The primary objective of the Prime Fund and every Benham money fund is the preservation of capital. We don't artificially boost their yields and threaten their price stability to attract investors--we offer a large selection of other fixed-income funds for investors who are willing to take more risk and want higher yields. Benham money funds remain competitive by keeping their expenses low and pursuing prudent investment opportunities, not by taking inappropriate risks.


                                                 BENHAM PRIME MONEY MARKET FUND
                                                       FINANCIAL HIGHLIGHTS
                          For a Share Outstanding Throughout the Six Months Ended August 31, 1995
                                   and the Years Ended February 28 (except as noted)
                                                            (Unaudited)


                                                            August 31,       February 28,      February 28,
                                                               1995              1995              1994+
                                                           ------------      -------------     ------------
PER-SHARE DATA
-----------------
Net Asset Value at Beginning of Period .......              $  1.00              1.00              1.00
   Income From Investment Operations
   Net Investment Income .....................                .0285             .0493             .0095
                                                            -------           -------           -------
   Distributions
   From Net Investment Income ................               (.0285)           (.0493)           (.0095)
                                                            -------           -------           -------
Net Asset Value at End of Period .............              $  1.00              1.00              1.00
                                                            =======           =======           =======
TOTAL RETURN* ................................                 2.88%             4.93%              .96%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands) ....       $   1,340,984         1,509,863            75,168
Ratio of Expenses to Average Daily Net Assets .                 .46%**            .04%                0%
Ratio of Net Investment Income to Average Daily
 Net Assets ...................................                5.80%**           5.28%             3.35%**


--------------------
+ Commencement of operations for Benham Prime Money Market Fund was November 17,
1993.
* Total  return  figures  assume  reinvestment  of  dividends  and capital  gain distributions and are not annualized.
** Annualized.

  See the accompanying notes to financial statements.


                         BENHAM PRIME MONEY MARKET FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 August 31, 1995
                                   (Unaudited)

ASSETS
Investment securities (cost $1,325,455,083) ..............................  $1,325,455,083
Cash .....................................................................      14,070,731
Interest receivable ......................................................       5,803,237
Receivable for fund shares sold ..........................................       5,089,516
Prepaid expenses and other assets ........................................          39,592
                                                                            --------------
      Total assets .......................................................   1,350,458,159
                                                                            --------------
LIABILITIES
Payable for fund shares redeemed .........................................       8,443,260
Fees payable to affiliates (Note 2) ......................................         567,578
Dividends payable ........................................................         443,229
Accrued expenses and other liabilities ...................................          20,511
                                                                            --------------
      Total liabilities ..................................................       9,474,578
                                                                            --------------

NET ASSETS, equivalent to $1.00 per share on 1,340,983,581 outstanding shares of beneficial interest (unlimited number of shares authorized).. $  1,340,983,581
                                                                          ================
Net asset value, offering and redemption price per share ................           $ 1.00
                                                                                      ====


----------------
See the accompanying notes to financial statements.

                         BENHAM PRIME MONEY MARKET FUND
                             STATEMENT OF OPERATIONS
                    For the Six Months Ended August 31, 1995
                                   (Unaudited)




Investment Income.................................              $43,607,479
                                                                 ----------
Expenses (Note 2)
  Investment advisory fees........................  $ 2,157,895
  Transfer agency fees............................    1,010,825
  Administrative fees.............................      694,118
  Printing and postage............................      224,791
  Custodian fees..................................       22,545
  Auditing and legal fees.........................       24,718
  Registration and filing fees....................       26,485
  Directors' fees and expenses....................       26,828
  Other operating expenses........................      101,072
                                                      ---------

        Total expenses............................                4,289,277
Amount reimbursed (Note 2)........................               (1,106,232)
                                                                 ----------
        Net expenses..............................                3,183,045
                                                                 ----------
          Net investment income...................              $40,424,434
                                                                 ==========

----------------
See the accompanying notes to financial statements.


                                              BENHAM PRIME MONEY MARKET FUND
                                            STATEMENTS OF CHANGES IN NET ASSETS
                      For the Six Months Ended August 31, 1995, and the Year Ended February 28, 1995
                                                        (Unaudited)




                                                                                                    August 31,       February 28,
                                                                                                       1995              1995
                                                                                                  -------------     -------------
From investment activities:
  Net investment income....................................................................     $    40,424,434        43,226,232
  Dividends paid or payable to shareholders................................................         (40,424,434)      (43,226,232)
                                                                                                  -------------     -------------
    Change in net assets derived from investment activities................................                   0                 0
                                                                                                  -------------     -------------
From capital share transactions:
  Proceeds from sales of shares............................................................       1,211,656,737     3,138,547,388
  Net asset value of dividends reinvested..................................................          38,435,804        41,047,289
  Cost of shares redeemed..................................................................      (1,418,971,676)   (1,744,900,172)
                                                                                                  -------------     -------------
    Change in net assets derived from capital share transactions...........................        (168,879,135)    1,434,694,505
                                                                                                  -------------     -------------
      Net increase (decrease) in net assets................................................        (168,879,135)    1,434,694,505

Net assets:
  Beginning of period......................................................................       1,509,862,716        75,168,211
                                                                                                  -------------     -------------
  End of period............................................................................      $1,340,983,581     1,509,862,716
                                                                                                  =============     =============


----------------
See the accompanying notes to financial statements.

BENHAM PRIME MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 1995
(Unaudited)

(1)  SIGNIFICANT ACCOUNTING POLICIES

Benham Prime Money Market Fund is an open-end management investment company registered under the Investment Company Act of 1940. It is currently the sole fund of Benham Investment Trust. Significant accounting policies followed by the Fund are summarized below.

Valuation of Investment Securities--Securities are valued at amortized cost, which approximates current market value. Interest receivable is composed of coupon interest, either purchased or accrued, on investment securities. Securities transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses from security transactions are determined on the basis of identified cost.

Income Taxes--The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By complying with these provisions, the Fund will not be subject to federal or state income taxes to the extent that it distributes substantially all its net investment income and net realized capital gains to shareholders.

Share Valuation--The Fund's net asset value per share is computed by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. It is the Fund's policy to maintain a constant net asset value of $1.00 per share, although there is no guarantee it will be able to do so.

Investment Income, Dividends and Other Distributions--Income and expenses are accrued daily. Discounts and premiums on securities purchased are amortized on a straight-line basis over the life of the securities. Dividends to the shareholders are declared and credited daily. Shareholders may elect to receive distributions in cash or to reinvest them in additional shares. Cash dividends are distributed on the last business day of the month.

(2)  INVESTMENT ADVISORY FEES AND OTHER
     TRANSACTIONS WITH AFFILIATES

Benham  Management  Corporation  (BMC) is a wholly owned subsidiary of Twentieth
Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. The Fund pays BMC a monthly investment advisory fee equal to the following annual percentages of the Fund's average daily net assets.

                  .50% of the first $100 million
                  .45% of the next $100 million
                  .40% of the next $100 million
                  .35% of the next $100 million
                  .30% of the next $100 million
                  .25% of the next $1 billion
                  .24% of the next $1 billion
                  .23% of the next $1 billion
                  .22% of the next $1 billion
                  .21% of the next $1 billion
                  .20% of the next $1 billion
                  .19% of average daily net assets over $6.5 billion

BMC provides the Fund with all investment advice. Twentieth Century Services, Inc. pays all compensation of Fund officers and directors who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

The Fund has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides administrative and transfer agency services necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and average net assets of all funds in The Benham Group.

The Fund has an additional  agreement with BMC pursuant to which BMC established
a  contractual   expense   guarantee   that  limits  Fund  expenses   (excluding
extraordinary expenses such as brokerage commissions and taxes) to .50% of the Fund's average daily net assets through May 31, 1998. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the
 .50% expense guarantee. As a supplement to this contract, BMC voluntarily reimbursed all Fund expenses through December 31, 1994. Effective January 1, 1995, the Fund absorbed expenses at a rate of .10% of average daily net assets each month until the contractual cap of .50% was reached.

The payables to affiliates as of August 31, 1995, based on the above agreements, were as follows:

Investment Advisor................................................  $253,302
Administrative Services...........................................   112,639
Transfer Agent....................................................   201,637

The Fund has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Fund's shares. BMC pays all costs incurred by BDI. BDI is a wholly owned subsidiary of TCC.

PROXY VOTING RESULTS

A special shareholder meeting was held on May 31, 1995. A summary of the proposals and the results of shares voted are shown below. All of the proposals received the required majority of votes and were adopted.

Proposal I. To consider and vote on approval or disapproval of new Investment Advisory Agreements with Benham Investment Trust (the Trust) on behalf of the Fund with BMC to take effect upon the closing of the proposed merger of BMC's parent company, Benham Management International, Inc., into TCC.

                       For               Against             Abstained
                   ----------          -----------          ----------
                   835,190,670         38,770,373           42,871,608

Proposals II, III, and IV are not applicable to shareholders of the Trust.

Proposal V. To elect the Board of Trustees of the Trust.

                                           For           Shares Withheld*
                                      ------------       ----------------
    James M. Benham...............     862,709,005          54,123,646
    Ronald J. Gilson..............     861,082,052          55,750,599
    Myron S. Scholes..............     862,652,520          54,180,131
    Kenneth E. Scott..............     861,865,579          54,967,072
    Ezra Solomon..................     859,623,405          57,209,246
    Isaac Stein...................     861,786,741          55,045,910
    James E. Stowers, III.........     860,347,299          56,485,352
    Jeanne D. Wohlers.............     862,315,712          54,516,939

    *Shares Withholding Authority to Vote

Proposal VI. To ratify the Board of Trustees' selection of KPMG Peat Marwick LLP as independent auditors for the Trust's current fiscal year end.

                       For               Against             Abstained
                   ----------          -----------          ----------
                   853,864,882         20,191,177           42,776,591

Proposal VII. To amend the Trust's Declaration of Trust to provide dollar-based voting rights for shareholders of the Fund.

                       For               Against             Abstained
                   ----------          -----------          ----------
                   824,660,683         39,900,082           52,271,886

                                              BENHAM PRIME MONEY MARKET FUND
                                             SCHEDULE OF INVESTMENT SECURITIES
                                                      August 31, 1995
                                                        (Unaudited)
                                                                                                                            Rating
                                                                   Rate1        Maturity       Face Amount      Value    Moody's/S&P
                                                                  ------        --------         -------      ---------    ---------
Commercial Paper--58.43%
ABN-AMRO Bank Canada.............................................  5.42%        09/14/95     $  8,000,000     7,983,388    P1/A-1+
A.I. Credit Corporation..........................................  5.30%        09/11/95       10,000,000     9,984,055    P1/A-1
ANZ (Delaware), Inc..............................................  5.76%        10/19/95       15,000,000    14,884,999    P1/A-1
BT Securities Corporation........................................  4.65%        09/05/95       35,000,000    34,977,716    P1/A-1
Bayerische Landesbank Girozentrale...............................  5.62%        10/17/95       20,000,000    19,856,377    P1/A-1+
BIL North America, Inc...........................................  5.73%        10/12/95        8,000,000     7,947,611    P1/A-1+
BIL North America, Inc...........................................  5.73%        10/12/95       12,000,000    11,921,416    P1/A-1+
BIL North America, Inc...........................................  5.71%        10/20/95       23,000,000    22,821,558    P1/A-1+
Bank of Nova Scotia..............................................  5.72%        10/16/95       25,000,000    24,820,937    P1/A-1+
BanCal Tri-State Corporation.....................................  5.83%        09/01/95       20,000,000    20,000,000    P1/A-1
Canadian Imperial Holdings, Inc..................................  5.05%        09/08/95       30,000,000    29,966,808    P1/A-1+
Cargill Financial Services.......................................  5.58%        10/10/95        5,000,000     4,969,612    P1/A-1+
Commerzbank U.S. Finance, Inc....................................  5.50%        09/18/95       18,000,000    17,951,295    P1/A-1+
Dover Corporation................................................  5.85%        09/01/95        3,000,000     3,000,000    NR/A-1+
Dover Corporation................................................  5.33%        09/11/95        4,550,000     4,542,707    NR/A-1+
Dover Corporation................................................  5.57%        09/21/95       24,350,000    24,272,215    NR/A-1+
Du Pont E.I. de Nemours and Company..............................  5.84%        07/09/96       15,000,000    14,285,000    P1/A-1+
Generale Bank, Inc...............................................  5.57%        10/05/95       25,000,000    24,867,069    P1/A-1
Generale Bank, Inc. (New York)...................................  5.70%        11/01/95       25,000,000    24,760,236    P1/A-1
Goldman Sachs Group LP...........................................  5.45%        09/11/95       21,000,000    20,965,583    P1/A-1+
Hitachi Credit America Corporation...............................  5.58%        09/13/95       10,000,000     9,980,166    P1/A-1+
Hitachi Credit America Corporation...............................  5.52%        09/14/95       15,065,000    15,033,175    P1/A-1+
Hitachi Credit America Corporation...............................  5.64%        10/10/95        8,000,000     7,950,860    P1/A-1+
Hitachi Credit America Corporation...............................  5.68%        11/02/95        2,000,000     1,980,573    P1/A-1+
IMI Funding Corporation (U.S.A.).................................  5.32%        09/11/95       16,310,000    16,283,904    P1/A-1+
IMI Funding Corporation (U.S.A.).................................  5.87%        10/10/95        4,487,000     4,458,320    P1/A-1+

                                                                                                                          Rating
                                                                   Rate1        Maturity      Face Amount      Value      Moody's/S&
                                                                  ------        --------        -------      ---------   -----------
Commercial Paper--continued
ITT Corporation..................................................  5.49%        09/13/95     $  7,840,000     7,824,712    P2/A-1
ITT Corporation..................................................  5.50%        09/13/95       21,000,000    20,958,910    P2/A-1
ITT Corporation..................................................  5.63%        09/18/95       22,000,000    21,939,121    P2/A-1
Kingdom of Sweden................................................  5.82%        10/02/95        5,000,000     4,974,597    P1/A-1+
Kingdom of Sweden................................................  5.79%        10/02/95       30,000,000    29,848,358    P1/A-1+
Kingdom of Sweden................................................  5.78%        04/16/96       15,000,000    14,475,125    P1/A-1+
Merrill Lynch & Co., Inc.........................................  4.82%        09/06/95       17,000,000    16,986,541    P1/A-1+
Mitsubishi International Corporation.............................  5.32%        09/11/95        5,000,000     4,992,000    P1/A-1+
Mitsubishi International Corporation.............................  5.45%        09/12/95       40,000,000    39,928,500    P1/A-1+
MPS U.S. Commercial Paper Corporation............................  6.11%        10/10/95       15,000,000    14,900,225    P1/A-1
National Rural Utilities Cooperative Finance Corporation.........  4.96%        09/06/95       10,000,000     9,991,861    P1/A-1+
National Rural Utilities Cooperative Finance Corporation.........  5.67%        09/21/95       10,000,000     9,967,500    P1/A-1+
National Rural Utilities Cooperative Finance Corporation.........  5.59%        11/07/95       24,000,000    23,752,546    P1/A-1+
National Rural Utilities Cooperative Finance Corporation.........  5.73%        09/26/95        5,550,000     5,527,453    P1/A-1+
Ontario Hydro....................................................  5.31%        09/11/95        5,000,000     4,992,016    P1/A-1+
Pacific Mutual Life Insurance Co.................................  5.70%        10/16/95       32,600,000    32,367,317    P1/A-1+
Pemex Capital, Inc...............................................  5.67%        10/03/95        5,000,000     4,974,488    P1/A-1+
Royal Bank of Canada.............................................  5.96%        10/31/95       15,000,000    14,852,000    P1/A-1+
Royal Bank of Canada.............................................  5.81%        02/02/96       25,000,000    24,397,908    P1/A-1+
SPINTAB, AB......................................................  5.07%        09/05/95       10,000,000     9,993,055    P1/A-2
SPINTAB, AB......................................................  4.71%        09/05/95        5,455,000     5,451,484    P1/A-2
SPINTAB, AB......................................................  5.92%        12/21/95       10,000,000     9,821,474    P1/A-2
SPINTAB, AB......................................................  5.93%        12/22/95       10,000,000     9,819,866    P1/A-2
Stanford University..............................................  5.73%        09/25/95        4,000,000     3,984,378    P1/A-1+
Stanford University..............................................  5.71%        11/16/95        2,000,000     1,976,186    P1/A-1+
Toyota Motor Credit Corporation..................................  4.71%        09/05/95       15,000,000    14,990,338    P1/A-1+
Yale University..................................................  5.82%        10/16/95        6,000,000     5,956,279    P1/A-1+
Yale University..................................................  5.74%        10/16/95        4,390,000     4,358,446    P1/A-1+
                                                                                             ------------   -----------
      Total Commercial Paper (cost $774,468,264)...........................................   779,597,000   774,468,264
                                                                                             ------------   -----------

                                                                                                                           Rating
                                                                    Rate1       Maturity      Face Amount     Value      Moody's/S&P
                                                                   ------       --------         -------     ---------    ---------
Yankee Certificates of Deposit--15.77%
Banque Nationale De Paris S.A....................................  5.90%        09/19/95     $ 25,000,000    24,999,461    P1/A-1
Canadian Imperial Bank of Commerce...............................  5.76%        09/21/95       10,000,000    10,000,000    P1/A-1+
Commerzbank (New York)...........................................  6.18%        05/09/96       10,000,000    10,026,669    P1/A-1+
Commerzbank (New York)...........................................  6.03%        05/10/96       10,000,000    10,016,369    P1/A-1+
Credit Suisse....................................................  6.17%        09/21/95       27,000,000    26,999,976    P1/A-1+
Fuji Bank (New York).............................................  5.87%        09/07/95       40,000,000    40,000,066    P1/A-1
Rabobank Nederland (New York)....................................  6.31%        09/12/95       10,000,000    10,000,053    P1/A-1+
Sanwa Bank Ltd. (New York).......................................  5.85%        09/01/95       25,000,000    25,000,000    P1/A-1+
Societe Generale (New York)......................................  5.76%        09/14/95        7,000,000     6,999,873    P1/A-1+
Societe Generale.................................................  5.72%        07/18/96       15,000,000    15,000,000    P1/A-1+
Societe Generale.................................................  5.93%        08/16/96       10,000,000    10,000,000    P1/A-1+
Sumitomo Bank Ltd. (New York)....................................  5.89%        10/04/95       20,000,000    20,000,181    P1/A-1
                                                                                             ------------   -----------
        Total Yankee Certificates of Deposit (cost $209,042,648).                             209,000,000   209,042,648
                                                                                             ------------   -----------
Agency Discount Notes--3.91%
Federal Home Loan Mortgage Corporation...........................  5.38%        09/12/95       15,000,000    14,973,508    P1/A-1+
Federal National Mortgage Association............................  5.55%        09/25/95       10,000,000     9,962,133    MIG1/A-1+
Federal National Mortgage Association............................  5.56%        09/26/95       15,000,000    14,940,833    MIG1/A-1+
Federal National Mortgage Association............................  5.56%        09/26/95       12,000,000    11,952,667    MIG1/A-1+
                                                                                             ------------   -----------
        Total Agency Discount Notes (cost $51,829,141)..................................       52,000,000    51,829,141
                                                                                             ------------   -----------
Floating-Rate Notes--4.83%
Bankers' Trust  Company  New York Corp.,  resets off the prior  day's effective federal funds' rate + .10 with no caps,
    final maturity 12/08/95......................................  5.90%        09/10/952      15,000,000    15,000,000    P1/A-1
J.P. Morgan and Co. (Delaware), resets weekly off the 3-month
    T-Bill + .08 with no caps, final maturity 01/17/96...........  5.50%        09/06/952      20,000,000    19,991,459    NR/AAA
Federal Home Loan Bank, resets monthly off the 1-month
    LIBOR - .125 with no caps, final maturity 12/15/95...........  5.75%        09/15/952      15,000,000    15,000,000    MIG1/A-1+
Stanford University, resets daily off the 30-day commercial paper
    rate - .03 with no caps, final maturity 11/17/95.............  5.84%        09/01/952      14,000,000    14,000,000    P1/A-1+
                                                                                             ------------   -----------
        Total Floating-Rate Notes (cost $63,991,459)....................................       64,000,000    63,991,459
                                                                                             ------------   -----------

                                                                                                                           Rating
                                                                   Rate1        Maturity      Face Amount      Value     Moody's/S&P

                                                                 -------        --------        -------       ---------   ----------
Bankers' Acceptances--.37%
U.S. Bank of Washington..........................................  5.67%        11/15/95   $    5,000,000      4,941,666   Pa/A-1
                                                                                             ------------     ----------
        Total Bankers' Acceptances (cost $4,941,666)....................................        5,000,000      4,941,666
                                                                                             ------------     ----------
Eurodollar Certificates of Deposit--5.13%
Abbey National, PLC..............................................  5.90%        10/25/95       20,000,000     19,999,753   P1/A-1+
Deutsche Bank....................................................  6.44%        11/17/95       25,000,000     25,015,002   P1/A-1+
Harris Trust and Savings Bank....................................  5.73%        10/13/95        5,000,000      4,999,858   P1/A-1+
National Westminster Bank, PLC...................................  5.63%        12/13/95       18,000,000     18,000,504   P1/A-1+
                                                                                             ------------     ----------
        Total Eurodollar Certificates of Deposit (cost $68,015,117).....................       68,000,000     68,015,117
                                                                                             ------------     ----------
Agency Notes--7.11%
Federal Farm Credit Bank.........................................  5.60%        07/01/96       20,000,000     19,970,919   P1/A-1+
Federal Farm Credit Bank.........................................  6.07%        06/03/96       10,000,000     10,018,987   Aaa/NR
Federal Home Loan Bank...........................................  5.48%        07/18/96       20,895,000     20,845,510   MIG1/A-1+
Federal Home Loan Mortgage Corporation...........................  5.51%        07/19/96        7,800,000      7,780,870   P1/A-1+
Federal Home Loan Bank...........................................  5.71%        06/10/96        5,500,000      5,495,059   P1/A-1+
Federal Home Loan Mortgage Corporation...........................  6.01%        05/13/96       30,000,000     30,048,063   Aaa/A-1+
                                                                                             ------------     ----------
       Total Agency Notes (cost $94,159,408)............................................       94,195,000     94,159,408
                                                                                             ------------     ----------
Bank Notes 4.45%
Bank of America (Illinois).......................................  5.82%        11/06/95        7,000,000      6,999,874   P1/A-1
Bank of America (Illinois).......................................  5.82%        11/06/95       22,000,000     22,004,208   P1/A-1
PNC Bank.........................................................  6.14%        11/08/95       30,000,000     30,003,298   P1/A-1
                                                                                             ------------     ----------
        Total Bank Notes (cost $59,007,380).............................................       59,000,000     59,007,380
                                                                                             ------------     ----------
TOTAL INVESTMENT SECURITIES (cost $1,325,455,0833)......................................    1,330,792,000  1,325,455,083
                                                                                            =============  =============


-----------
1 The rate for Commercial Paper,  Bankers' Acceptances and Agency Discount Notes
is the  yield to  maturity  as of  August  31,  1995.  The  rate  for all  other securities is the stated coupon rate.
2 These maturity dates represent the next interest rate reset date.  These dates are  used to  calculate  the  Fund's  average  maturity.
3 Cost for financial reporting and federal income tax purposes is the same.

                                   DEFINITIONS

NR--Not Rated

Cap--A  predetermined  rate that a  fixed-income  security's  coupon  will never exceed, regardless of where the coupon formula resets. A cap limits the investor's coupon payments, regardless of how high interest rates rise. In volatile interest rate environments, caps can cause and amplify price instability for fixed-rate securities. Therefore, it has always been the policy of the Fund to not purchase floating-rate notes with caps.

Resets--The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

LIBOR--London Interbank Offered Rate on Eurodollar deposits traded between banks. LIBOR is a "money market rate." LIBOR is the interest rate that most banks and corporations track when determining the rate they'll pay to investors on short-term debt.

Effective Federal Funds Rate--The average rate at which the federal funds rate traded in a given day. The federal funds rate is the rate that banks charge each other for unsecured overnight loans, and is considered a "money market rate."



--------------
See the accompanying notes to financial statements.

Trustees

James M. Benham
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

Officers

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President, Treasurer and
Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller



[company logo] The Benham Group
Part of the Twentieth Century Family of Mutual Funds

1665 Charleston Road
Mountain View, CA 94043

1-800-321-8321

Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

Benham Distributors, Inc.           10/95 Q061